UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2013

Global Digital Solutions, Inc.
(Exact name of registrant as specified in its charter)

New Jersey
(State or other jurisdiction of incorporation)

000-26361	22-3392051
(Commission File Number)	(IRS Employer Identification N0.)

777 South Flagler Drive, Suite 800 West, West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

(561) 515-6163
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 29, 2013, the Company issued a press release announcing that Richard J. Sullivan, President and Chief Executive Officer of the Company, had issued an Open Letter to the public describing the Company’s U.S.-Centric Strategic Plan For Technology-Related, Knowledge-Based Jobs, Innovation and Security.  The press release is attached hereto as Exhibit 99.1 and the Open Letter is attached hereto as Exhibit 99.2, and both are incorporated herein by this reference.

The information included in Exhibit 99.2 shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Exhibit 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release dated October 29, 2013
99.2	Open letter to the public dated October 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Digital Solutions, Inc.

Dated: October 29, 2013	By:	/s/ David A. Loppert
David A. Loppert
Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description
99.1	Press release dated October 29, 2013
99.2	Open letter to the public dated October 29, 2013